EXHIBIT 21

Morgan Stanley

Subsidiaries List

as of November 30, 2006

Entity Name Indentations indicate parent - subsidiary relationships. * Indicate minority voting interest held by non-affiliate.	Jurisdiction of Incorporation or Formation
Morgan Stanley	Delaware
Arara LLC	Delaware
Bayfine DE LLC	Delaware
Bayview Holding Ltd.	Cayman Islands
Bayfine Cayman Ltd.	Cayman Islands
Bayfine DE Inc.	Delaware
Bayfine UK	United Kingdom
Belmondo LLC	Delaware
Cauca LLC	Delaware
Corporate Equipment Supplies, Inc.	Delaware
Cournot Capital Inc.	Delaware
Dean Witter Alliance Capital Corporation	Delaware
Dean Witter Capital Corporation	Delaware
Dean Witter Realty Inc.	Delaware
Dean Witter Holding Corporation	Delaware
Civic Center Leasing Corporation	Delaware
Lewiston Leasing Corporation	Delaware
Sartell Leasing Corporation	Delaware
Dean Witter Leasing Corporation	Delaware
Dean Witter Realty Credit Corporation	Delaware
Dean Witter Realty Fourth Income Properties Inc.	Delaware
Dean Witter Realty Growth Properties Inc.	Delaware
Dean Witter Realty Income Properties I Inc.	Delaware
Dean Witter Realty Income Properties II Inc.	Delaware
Dean Witter Realty Income Properties III Inc.	Delaware
Dean Witter Realty Yield Plus Inc.	Delaware
Dean Witter Realty Yield Plus II Inc.	Delaware
Realty Management Services Inc.	Delaware
Dean Witter Reynolds Venture Equities Inc.	Delaware
Demeter Management Corporation	Delaware
Early Adoper Fund Manager Inc.	Delaware
Fuegos LLC	Delaware
FV-I, Inc.	Delaware
GSS III Funding, Inc.	Delaware
GSS III Funding Partner, Inc.	Delaware
Global Special Situations III Funding L.P.	Delaware
Japan Core Funding Inc.	Delaware
Jolter Investments Inc.	Delaware
Merope LLC	Delaware
Electra Ltd	Cayman Islands
Maia Ltd	Cayman Islands
Millport Holdings LLC	Delaware
Millport I LLC	Delaware
Morgan Rundle Inc.	Delaware
MR Ventures Inc.	Delaware
Morgan Stanley & Co. Incorporated	Delaware
Design Enterprises Limited	British Virgin Islands
DigitalGlobe, Inc. *	Delaware
Graystone Wealth Management Services LLC	Delaware
Morgan Stanley Flexible Agreements Inc.	Delaware
Morgan Stanley Management Services II, Inc.	Delaware
MS Securities Services Inc.	Delaware
Prime Dealer Services Corp.	Delaware

* Minority voting interest is held by a non-affiliate.	Page 1 of 19 Pages

Morgan Stanley

Subsidiaries List

as of November 30, 2006

Entity Name Indentations indicate parent - subsidiary relationships. *Indicate minority voting interest held by non-affiliate.	Jurisdiction of Incorporation or Formation
TVN Entertainment Corp.*	Delaware
V2 Music (Holdings) Limited*	United Kingdom
V2 Music Group Limited	United Kingdom
JBO Limited	United Kingdom
Timbuktu Music Limited*	United Kingdom
V2 Holdings (USA), Inc.	Delaware
E Musica Entertainment Group Inc.*	Delaware
E Musica Acquisition Corporation	Delaware
E Musica Holdings Inc.	Delaware
Musiteca Music Corporation	Delaware
Protel Records Inc.	Delaware
Revolu Inc.	Delaware
Soundmex Inc.	New York
E Musica Records LLC	Delaware
E Musica Publishing LLC	Delaware
Kubaney Acquisition, LLC	Delaware
Gee Street Records, Inc.	Delaware
V2 Records (Canada) Inc.	Canada
V2 Records, Inc.	Delaware
V2 Matrix Limited	United Kingdom
V2 Music (France) Sàrl	France
V2 Music Limited	United Kingdom
V2 Music Scandinavia AB	Sweden
V2 Records (Nederland) BV	The Netherlands
V2 Records Australia Pty Ltd	Australia
V2 Records Belgium SA	Belgium
V2 Records GmbH	Germany
V2 Records Hellas SA*	Greece
V2 Records International Limited	United Kingdom
V2 Records Italy SrL	Italy
V2 Records Japan Inc.	Japan
V2 Records Norge SA	Norway
V2 Records Spain SL	Spain
V2 TV Limited	United Kingdom
V2 Music Publishing (Holdings) Limited	United Kingdom
V2 Music Publishing France Sàrl	France
V2 Music Publishing Holdings (USA) Inc.	Delaware
Gee Street Sounds, Inc.	Delaware
In Bed Music, Inc.*	Delaware
Realization Music Ltd.*	Delaware
Tunes of V2 America	Delaware
Songs of V2 America, Inc.	Delaware
Music of V2 America, Inc.	Delaware
V2 Music Publishing Limited	United Kingdom
V2 Publishing (Italy) S.A.	Italy
V2 Publishing (Holdings) Limited	United Kingdom
Morgan Stanley ABS Capital I Inc.	Delaware
Morgan Stanley ABS Capital II Inc.	Delaware
Morgan Stanley Altabridge Ltd.	Cayman Islands
Morgan Stanley Amanu LLC	Delaware
Makatea JV Inc.	Delaware
Morgan Stanley Moorea Inc.	Delaware
Morgan Stanley Pinaki Limited	Cayman Islands
Morgan Stanley Raraka Limited	Cayman Islands

* Minority voting interest is held by a non-affiliate.	Page 2 of 19 Pages

Morgan Stanley

Subsidiaries List

as of November 30, 2006

Entity Name Indentations indicate parent - subsidiary relationships. * Indicate minority voting interest held by non-affiliate.	Jurisdiction of Incorporation or Formation
Morgan Stanley Tepoto Limited	Cayman Islands
Morgan Stanley Asset Funding Inc.	Delaware
Morgan Stanley Becketts LLC	Delaware
Morgan Stanely Copse LLC	Delaware
Morgan Stanley Chapel LLC	Delaware
Woodcote Capital S.a.r.l.	Lusembourg
Morgan Stanley Atlas, Inc.	Delaware
Morgan Stanley Biscay LLC	Delaware
Morgan Stanley Alpha Investments LLP	United Kingdom
Morgan Stanley Epsilon Investments Limited	United Kingdom
Morgan Stanley Leitrim S.à.r.l	Lusembourg
Morgan Stanley Plymouth Limited	Cayman Islands
Morgan Stanley Cork Limited	Cayman Islands
Morgan Stanley Viking LLC	Delaware
Morgan Stanley Fastnet LLC	Delaware
Morgan Stanley Humber LLC	Delaware
Fitzroy Partnership	Delaware
Morgan Stanley Kite LLC	Delaware
Morgan Stanley Firecrest LLC	Delaware
Morgan Stanley Puffin LLC	Delaware
Morgan Stanley Semaine Sarl	Lusembourg
Ras Dashen Cayman Ltd.	Delaware
Morgan Stanley Boscastle Holding Limited	Cayman Islands
Morgan Stanley Cornerways Cayman Limited	Cayman Islands
Morgan Stanley Monmouth UK	United Kingdom
Morgan Stanley White Horse UK	United Kingdom
Morgan Stanley Capital I Inc.	Delaware
Morgan Stanley Capital Group Inc.	Delaware
Heidmar Group Inc.	Delaware
GT Energy Corporation	Texas
Houston Marine Services, Inc.	Texas
Heidenreich Marine Inc.	Liberia
Canterbury Tankers LLC	Marshall Islands
Darien Tankers Inc.	Liberia
Heidenreich Marine Investments LLC	Marshall Islands
Global Lightering Solutions LLC	Marshall Islands
Heidenreich Lightering Services Inc.	Liberia
Heidenreich Marine (UK) Limited	United Kingdom
Heidmar Euro LLC	Marshall Islands
Heidmar (Far East) LLC	Marshall Islands
Heidmar (Far East) Pte. Ltd.	Singapore
Heidmar Force Inc.	Liberia
Protank Shipping Inc.	Liberia
Heidmar International Pools Inc.	Liberia
Dorado Tankers Inc.	Liberia
Marida Tankers Inc.	Liberia
Sigma Tankers Inc.	Liberia
Star Tankers Inc.	Liberia
Heidmar LLC	Marshall Islands
Heidenreich Marine Caracas, C.A.	Venezuela
Heidmar Lightering Inc.	Liberia
Norwalk Tankers Inc.	Liberia
Q88.Com LLC	Marshall Islands
QFleet Com LLC	Marshall Islands

* Minority voting interest is held by a non-affiliate.	Page 3 of 19 Pages

Morgan Stanley

Subsidiaries List

as of November 30, 2006

Entity Name Indentations indicate parent - subsidiary relationships. * Indicate minority voting interest held by non-affiliate.	Jurisdiction of Incorporation or Formation
Unicorn-Heidmar Tankers LLC	Marshall Islands
Heidmar Intermediate Holdings Limited	Cayman Islands
Morgan Stanley Capital Group (España), S.L.	Spain
Morgan Stanley Energy Development Corp.	Delaware
Morgan Stanley Petroleum Development LLC	Delaware
MSDW Power Development Corp.	Delaware
Minnewit B.V.	The Netherlands
MS Retail Development Corp.	Delaware
Naniwa Energy LLC	Delaware
Naniwa Terminal LLC	Delaware
Power Contract Finance, L.L.C.	Delaware
Power Contract Financing II, Inc.	Delaware
Power Contract Financing II, L.L.C.	Delaware
South Eastern Electric Development Corporation	Delaware
South Eastern Generating Corporation	Delaware
TransMontaigne Inc.	Delaware
TransMontaigne Product Services Inc.	Delaware
TransMontaigne Services Inc.	Delaware
TransMontaigne Transport Inc.	Delaware
Coastal Tug and Barge, Inc.	Delaware
Morgan Stanley Capital International Inc. *	Delaware
Barra, Inc.	Delaware
Barra International Ltd.	Delaware
BarraConsult Ltda.	Brazil
Barra International (Australia) Pty Ltd	Australia
Investment Performance Objects Pty Ltd	Australia
Barra Japan Co., Ltd	Japan
Barra Ventures, Inc.	Delaware
Barra Holding Company Ltd	United Kingdom
Barra POSIT, Inc.	Delaware
Financial Engineering Associates, Inc.	California
MSCI Barra Financial Information Consultancy (Shanghai) Limited Note: legal name is	People’s Rep. of China
Morgan Stanley Capital International Australia Pty Limited	Australia
Morgan Stanley Capital International Limited	United Kingdom
Morgan Stanley Capital International S.A.	Switzerland
Morgan Stanley Capital International Services Private Limited	India
Morgan Stanley Capital International Singapore Pte Limited	Singapore
Morgan Stanley Capital Management, LLC	Delaware
Morgan Stanley Domestic Capital, Inc.	Delaware
Morgan Stanley Bank	Utah
Morgan Stanley Credit Corporation	Delaware
NOVUS Receivables Financing Inc.	Delaware
Morgan Stanley Credit Corporation of Iowa	Iowa
Morgan Stanley Credit Corporation of Minnesota	Minnesota
Morgan Stanley Credit Corporation of Pennsylvania	Pennsylvania
Morgan Stanley Credit Corporation of Tennessee	Tennessee
NOVUS Credit Services Inc.	Delaware
Discover Community Development Corporation	Delaware
Bank of New Castle	Delaware
Discover Bank	Delaware
Discover Products Inc.	Utah
GTC Insurance Agency, Inc.	Delaware

* Minority voting interest is held by a non-affiliate.	Page 4 of 19 Pages

Morgan Stanley

Subsidiaries List

as of November 30, 2006

Entity Name Indentations indicate parent - subsidiary relationships. * Indicate minority voting interest held by non-affiliate.	Jurisdiction of Incorporation or Formation
Discover Card Limited	Gibraltar
Discover Financial Services (Canada), Inc.	Canada
Discover Financial Services LLC	Delaware
PULSE EFT GP LLC	Delaware
PULSE EFT Association L.P.	Delaware
Money Station, Inc.	Ohio
Tyme Corporation	Virginia
PULSE LP LLC	Delaware
Discover Financial Services Insurance Agency, Inc.	Delaware
Discover Services Corporation	Delaware
SCFC Receivables Corp.	Delaware
Discover Receivables Financing Corporation	Delaware
NOVUS Financial Corporation of Washington	Washington
Morgan Stanley Capital Partners III, Inc.	Delaware
Morgan Stanley Capital REIT Inc.	Delaware
Morgan Stanley Capital Services Inc.	Delaware
Morgan Stanley Baltic Limited	Cayman Islands
Morgan Stanley Caspian Limited	Cayman Islands
MS Avondale 1 B.V.	The Netherlands
MS Avondale 2 B.V.	The Netherlands
Morgan Stanley Capital Trust II	Delaware
Morgan Stanley Capital Trust III	Delaware
Morgan Stanley Capital Trust IV	Delaware
Morgan Stanley Capital Trust V	Delaware
Morgan Stanley Commercial Financial Services, Inc.	Delaware
Morgan Stanley Commercial Mortgage Capital, Inc.	Delaware
Morgan Stanley Content Corporation	Delaware
Morgan Stanley Credit Enhancing Inc.	Delaware
Morgan Stanley Credit Servicing Inc.	Delaware
Morgan Stanley Dean Witter Equity Funding, Inc.	Delaware
Morgan Stanley Dean Witter International Incorporated	Delaware
Dean Witter International Ltd.	United Kingdom
Dean Witter Reynolds GmbH	Germany
Dean Witter Reynolds International, Inc.	Panama
Dean Witter Reynolds (Geneva) S.A.	Switzerland
Dean Witter Reynolds (Lausanne) S.A.	Switzerland
Dean Witter Reynolds (Lugano) S.A.	Switzerland
River View International Inc.	Delaware
Morgan Stanley Dean Witter Wealth Management, Inc.	Delaware
Morgan Stanley Derivative Products Inc.	Delaware
Morgan Stanley Distributors Inc.	Delaware
Morgan Stanley Domestic Leasing Inc.	Delaware
Morgan Stanley DW Inc.	Delaware
Dean Witter Reynolds Insurance Agency (Massachusetts) Inc.	Massachusetts
Dean Witter Reynolds Insurance Agency (Ohio) Inc.	Ohio
Dean Witter Reynolds Insurance Agency (Oklahoma) Inc.	Oklahoma
Dean Witter Reynolds Insurance Agency (Texas) Inc.	Texas
Dean Witter Reynolds Insurance Services (Illinois) Inc.	Illinois
Dean Witter Reynolds Insurance Services, Inc. (Puerto Rico)	Puerto Rico
Dean Witter Reynolds Insurance Services (Maine) Inc.	Maine
Dean Witter Reynolds Insurance Services (Montana) Inc.	Montana
Dean Witter Reynolds Insurance Services (Nevada) Inc.	Nevada
Dean Witter Reynolds Insurance Services (New Hampshire) Inc.	New Hampshire
Dean Witter Reynolds Insurance Services (South Dakota) Inc.	South Dakota

* Minority voting interest is held by a non-affiliate.	Page 5 of 19 Pages

Morgan Stanley

Subsidiaries List

as of November 30, 2006

Entity Name Indentations indicate parent - subsidiary relationships. * Indicate minority voting interest held by non-affiliate.	Jurisdiction of Incorporation or Formation
Dean Witter Reynolds Insurance Services (Washington) Inc.	Washington
Dean Witter Reynolds Insurance Services (Wyoming) Inc.	Wyoming
Morgan Stanley Dean Witter Insurance Services (Alabama) Inc.	Alabama
Morgan Stanley Dean Witter Insurance Services (Arizona) Inc.	Arizona
Morgan Stanley Dean Witter Insurance Services (Arkansas) Inc.	Arkansas
Morgan Stanley Insurance Services Inc.	Delaware
Dean Witter Reynolds Insurance Agency (Indiana) Inc.	Indiana
Morgan Stanley Investment Management (Korea) Limited Legal Name:	Republic of Korea
Morgan Stanley Elan LLC	Delaware
Cimarron Investments LLC	Delaware
Riva Investments LLC	Delaware
Morgan Stanley Emerging Markets Inc.	Delaware
Always Limited	Cayman Islands
Hybrid Capital Y.K.	Japan
Inter Capital Alliance Company Limited *	Thailand
MS China 1 Limited	Cayman Islands
MS China 2 Limited	Cayman Islands
MS China 3 Limited	Cayman Islands
MS China 4 Limited	Cayman Islands
MS China 5 Limited	Cayman Islands
DAH Limited	Cayman Islands
Dare Limited	Cayman Islands
Dash Limited	Cayman Islands
MS China 6 Limited	Cayman Islands
MS China 7 Limited	Cayman Islands
MS China 8 Limited	Cayman Islands
MSGHYLADD	Ireland
MSJI LLC	Delaware
Philippine Asset Investment (SPV—AMC) Inc.	The Philippines
Morgan Stanley Equity Services Inc.	Delaware
Morgan Stanley Europa LLC	Delaware
Morgan Stanley Callisto Cayman Ltd.	Cayman Islands
Morgan Stanley Elara Cayman Ltd.	Cayman Islands
Morgan Stanley Eurydome Cayman Ltd.	Cayman Islands
Morgan Stanley Luxembourg Holdings Sàrl	Luxembourg
Morgan Stanley Luxembourg Reinsurance S.A.	Luxembourg
Morgan Stanley Stoneyside Cayman Limited	Cayman Islands
Morgan Stanley Himalia Cayman Limited	Cayman Islands
Morgan Stanley Sinope Cayman Limited	Cayman Islands
Morgan Stanley Adrastea Netherlands B.V.	The Netherlands
Morgan Stanley IO Cayman Limited	Cayman Islands
Morgan Stanley Iocaste Cayman Limited	Cayman Islands
Morgan Stanley Pasiphae Netherlands B.V.	The Netherlands
Morgan Stanley Leda Ltd.	Cayman Islands
Morgan Stanley Finance (Jersey) Limited	Jersey, Channel Is.
Morgan Stanley Fund Capital (Jersey) Limited	Jersey, Channel Is.
Morgan Stanley Funding, Inc.	Delaware
Morgan Stanley Funding Services Corporation	Delaware
Morgan Stanley Fund Services Inc.	Delaware
Morgan Stanley Fund Services (Bermuda) Ltd.	Bermuda
Morgan Stanley Fund Services (Cayman) Ltd.	Cayman Islands
Morgan Stanley Fund Services (Ireland) Limited	Ireland

* Minority voting interest is held by a non-affiliate.	Page 6 of 19 Pages

Morgan Stanley

Subsidiaries List

as of November 30, 2006

Entity Name Indentations indicate parent - subsidiary relationships. * Indicate minority voting interest held by non-affiliate	Jurisdiction of Incorporation or Formation
Morgan Stanley Fund Services (UK) Limited	United Kingdom
Morgan Stanley Fund Services USA LLC	Delaware
Morgan Stanley Galway LLC	Delaware
Morgan Stanley Clare Sarl	Luxembourg
Morgan Stanley Global Emerging Markets, Inc.	Delaware
Morgan Stanley International Holdings Inc.	Delaware
Arigil Menkul Degerler A.S.	Turkey
Arno Limited	Cayman Islands
European Principal Assets Limited	United Kingdom
Credito Fondario e Industriale - Fonspa SpA	Itlay
Morgan Stanley AB	Sweden
Morgan Stanley Advantage Services Private Limited	India
Morgan Stanley Asia Holdings I Inc.	Delaware
Morgan Stanley Asia Holdings II Inc.	Delaware
Morgan Stanley Asia Holdings III Inc.	Delaware
Morgan Stanley Asia Holdings IV Inc.	Delaware
Morgan Stanley Asia Holdings VI Inc.	Delaware
Morgan Stanley Asia Pacific (Holdings) Limited	Cayman Islands
Morgan Stanley Asia Regional (Holdings) III LLC	Cayman Islands
Morgan Stanley Dean Witter (Singapore) Holdings Pte Ltd	Singapore
Morgan Stanley Asia (Singapore) Securities Pte Ltd	Singapore
Morgan Stanley Dean Witter Asia (Singapore) Pte	Singapore
Morgan Stanley Dean Witter Capital Group (Singapore) Pte	Singapore
Morgan Stanley Investment Management Company	Singapore
Morgan Stanley Labuan Investment Bank Limited	Labuan/Malaysia
Morgan Stanley Dean Witter (Hong Kong) Holdings	Hong Kong
Morgan Stanley Asia International Limited	Cayman Islands
Morgan Stanley Hong Kong 1238 Limited	Hong Kong
MSDW Asia Securities Products LLC	Cayman Islands
Morgan Stanley Asia Products Limited	Cayman Islands
Morgan Stanley Dean Witter Asia Limited	Hong Kong
Morgan Stanley Dean Witter Asia (Taiwan) Ltd.	Rep. of China
Morgan Stanley Dean Witter Futures (Hong Kong) Limited	Hong Kong
Morgan Stanley Dean Witter Hong Kong Securities Limited	Hong Kong
Morgan Stanley Dean Witter Pacific Limited	Hong Kong
Morgan Stanley Investment Consultancy (Beijing) Company Limited Note: Legal Name is	People’s Rep. of China
Morgan Stanley Hong Kong 1239 Limited	Hong Kong
Morgan Stanley Information Technology (Shanghai) Limited Note: Legal Name is	People’s Rep. of China
Morgan Stanley Services Limited	Australia
MSDW-JL Holdings I Limited	Cayman Islands
Morgan Stanley Bosphorus Limited	Cayman Islands
Morgan Stanley Canmore Limited	Cayman Islands
Morgan Stanley Caledonia Limited	Cayman Islands
Morgan Stanley Japan (Holdings) Ltd.	Cayman Islands
City Forum Capital Limited	Cayman Islands
Morgan Stanley Dean Witter Japan Group, Ltd.	Cayman Islands
MSDW-JL Holdings II Limited	Cayman Islands
Morgan Stanley Products Limited	Cayman Islands
MS Capital Cayman Ltd.	Cayman Islands
MS Remora Ltd.	Cayman Islands
MSJL Holdings 4682 Limited	Cayman Islands

* Minority voting interest is held by a non-affiliate.	Page 7 of 19 Pages

Morgan Stanley

Subsidiaries List

as of November 30, 2006

Entity Name Indentations indicate parent - subsidiary relationships. * Indicate minority voting interest held by non-affiliate.	Jurisdiction of Incorporation or Formation
MSJL Holdings Limited	Cayman Islands
Jipang Mortgage Finance Co., Ltd.	Japan
Morgan Stanley Japan Group Co., Ltd.	Japan
Morgan Stanley Japan Securities Co., Ltd	Japan
MSJS Preferred YK	Japan
MSDW Birkdale Limited	Cayman Islands
MSDW Portrush Limited	Cayman Islands
MSDW (Holdings) III Limited	Cayman Islands
Morgan Stanley Credit Services Japan Limited	Cayman Islands
MSDW Muirfield Limited	Cayman Islands
MSDW Lytham Limited	Cayman Islands
Swilken Limited	Cayman Islands
Morgan Stanley Asset & Investment Trust Management Co., Limited	Japan
Morgan Stanley Asset Management S.A.	Luxembourg
Morgan Stanley Bank AG	Germany
Morgan Stanley B.V.	The Netherlands
Morgan Stanley Canada Limited	Canada
Morgan Stanley Capital S.A. de C.V., SOFOM, E.N.R.	Mexico
Morgan Stanley Capital (Luxembourg) S.A.	Luxembourg
Morgan Stanley Cayman Holdings I Limited	Cayman Islands
Morgan Stanley Commodities Trading Cayman Holdings Limited	Cayman Islands
Morgan Stanley Commodities Trading Hong Kong Holdings Limited	Hong Kong
Morgan Stanley Commodities Trading (China) Limited	People’s Rep. of China
Morgan Stanley Dean Witter Asia (China) Limited	Hong Kong
Morgan Stanley Dean Witter Australia Finance Limited	Australia
Morgan Stanley (Australia) Real Estate Holdings Pty Limited	Australia
Morgan Stanley (Australia) Servco Pty Limited	Australia
Morgan Stanley International Real Estate Limited	Australia
Morgan Stanley Dean Witter Hong Kong Nominees Limited	Hong Kong
Morgan Stanley Dean Witter Mauritius Company Limited	Mauritius
Morgan Stanley Asia Regional (Holdings) II LLC	Cayman Islands
Morgan Stanley India Securities Private Limited *	India
JM Morgan Stanley Securities Private Limited *	India
Morgan Stanley Investment Management Private Limited *	India
MSIM Global Support and Technology Services Private Limited	India
Morgan Stanley Dean Witter (Thailand) Limited	Thailand
Morgan Stanley Elbe GmbH	Germany
Morgan Stanley Weser GmbH	Germany
Morgan Stanley (España), S.A.	Spain
Morgan Stanley Havel GmbH	Germany
Morgan Stanley Warta GmbH	Germany
Morgan Stanley Werra GmbH & Co. KG	Germany
Morgan Stanley Hungary Analytics Kft.	Hungary
Morgan Stanley International Limited	United Kingdom
Morgan Stanley Funding II Limited	Jersey, Channel Is.
Morgan Stanley Group (Europe)	United Kingdom
Advantage Home Loans Limited	United Kingdom
Bayfine UK Products	United Kingdom
Morgan Stanley Bramley Limited	United Kingdom
Morgan Stanley Capital Group Limited	United Kingdom
Morgan Stanley Card Services Limited	United Kingdom
Morgan Stanley (Europe) Limited	United Kingdom
Morgan Stanley Finance plc	United Kingdom
Morgan Stanley Caballa Limited	United Kingdom

* Minority voting interest is held by a non-affiliate.	Page 8 of 19 Pages

Morgan Stanley

Subsidiaries List

as of November 30, 2006

Entity Name Indentations indicate parent - subsidiary relationships. * Indicate minority voting interest held by non-affiliate.	Jurisdiction of Incorporation or Formation
Morgan Stanley Gastoro Limited	United Kingdom
Morgan Stanley Pintado Investments Limited	United Kingdom
Woburn IV Cooperatieve UA	The Netherlands
Woburn V Cooperatieve UA	The Netherlands
MSDW Corporate Holdings Limited	United Kingdom
MSDW Corporate Investments I Limited	Jersey, Channel Is.
MSDW Corporate Investments II Limited	Jersey, Channel Is.
Sunningdale Cooperatieve UA	The Netherlands
Woburn Cooperatieve UA	The Netherlands
Wentworth Cooperatieve U.A.	The Netherlands
Morgan Stanley Gala Limited	Jersey, Channel Is.
Morgan Stanley Investment Management Limited	United Kingdom
Morgan Stanley Investment Management (ACD) Limited	United Kingdom
Morgan Stanley JY Holdings Limited	United Kingdom
Morgan Stanley JY Limited	United Kingdom
Morgan Stanley Laxton	United Kingdom
Morgan Stanley Bank International Limited	United Kingdom
Nan Tung Bank Ltd. Zhuhai	People’s Rep. of China
Morgan Stanley Property Management (UK) Limited	United Kingdom
Morgan Stanley Services (UK) Limited	United Kingdom
Morgan Stanley Strategic Funding Limited	United Kingdom
Morgan Stanley (Structured Products) Jersey Limited	Jersey, Channel Is.
Morgan Stanley UK Group	United Kingdom
Morgan Stanley & Co. International Limited	United Kingdom
Morgan Stanley Bowline Limited	United Kingdom
Archimedes Investments Coopratieve U.A.	The Netherlands
Christoffelberg Cooperatieve UA	The Netherlands
Morgan Stanley Bridel S.a.r.l.	Luxembourg
Morgan Stanley Dean Witter Strategic Investments Limited	United Kingdom
MSDW Lyle Investments Limited	United Kingdom
Morgan Stanley Dover Investments Limited	United Kingdom
Morgan Stanley Penberthy Limited	United Kingdom
Hanger Straight Limited	Cayman Islands
Morgan Stanley Equity Finance (Denmark) ApS	Denmark
Morgan Stanley Equity Financing Services (Sweden) AB	Sweden
Morgan Stanley Fisher Investments Limited	United Kingdom
Ashwood Cooperatieve U.A.	The Netherlands
Woburn VI Cooperatieve U.A.	The Netherlands
Morgan Stanley (France) SAS	France
Morgan Stanley International Nominees Limited	United Kingdom
Morgan Stanley Lundy Investments Limited	United Kingdom
Morgan Stanley Mandarin Limited	United Kingdom
Morgan Stanley Harlequin Investments Limited	United Kingdom
Metsys Cooperatieve U.A.	The Netherlands
Morgan Stanley Pintail Investments Limited	United Kingdom
Bonaire Cooperatieve U.A.	The Netherlands
Tamboer Cooperatieve U.A.	The Netherlands
Orangewood Cooperatieve U.A.	The Netherlands
Saenredam Cooperatieve UA	The Netherlands
Saldanha Cooperatieve U.A.	The Netherlands
Morgan Stanley Neudorf S.a.r.l.	Luxembourg
Morgan Stanley Rivelino Investments Limited	United Kingdom
Morgan Stanley Dolor Limited	Cayman Islands

* Minority voting interest is held by a non-affiliate.	Page 9 of 19 Pages

Morgan Stanley

Subsidiaries List

as of November 30, 2006

Entity Name Indentations indicate parent - subsidiary relationships. * Indicate minority voting interest held by non-affiliate.	Jurisdiction of Incorporation or Formation
Morgan Stanley Gerson Limited	Cayman Islands
Morgan Stanley Tostao Limited	Cayman Islands
Denilson Company Pty Limited	Australia
Everaldo LP	Australia
Morgan Stanley Zico Investments Limited	United Kingdom
Morgan Stanley Silvermere Limited	United Kingdom
Morgan Stanley Shanklin Limited	Cayman Islands
Morgan Stanley Northcote Investments Limited	United Kingdom
Borderwijk Cooperatieve U.A.	The Netherlands
Morgan Stanley Norton Investments Limited	United Kingdom
Bermont Co-operatieve U.A.	The Netherlands
Shavano Cooperatieve UA	The Netherlands
Morgan Stanley Yarmouth Limited	Cayman Islands
Morgan Stanley Wertpapiere GmbH	Germany
MSDW Turnberry Ltd.	United Kingdom
Eustatius Cooperatieve U.A.	The Netherlands
MSDW Jubilee Investments Ltd.	United Kingdom
Augusta Cooperatieve UA	The Netherlands
MSDW Eden Investments Ltd.	United Kingdom
MSDW Mallard Investments Limited	United Kingdom
Brit Alliance Finance B.V.*	The Netherlands
Carysforth Investments Limited	Cayman Islands
Haddington Investments Limited	Cayman Islands
MSDW Montgomerie Limited	United Kingdom
Wadway 1 Cooperatieve U.A.	The Netherlands
Wadway 2 Cooperatieve U.A.	The Netherlands
Morgan Stanley Humboldt Investments Limited	United Kingdom
Morgan Stanley Malin Investments Limited	United Kingdom
Morgan Stanley Portland Investments Limited	United Kingdom
MSDW Raleigh Investments Limited	United Kingdom
Drake Investments Limited *	Cayman Islands
Livingstone Investments Limited	Jersey, Channel Is.
Woburn III Cooperatieve UA	The Netherlands
Morgan Stanley & Co. Limited	United Kingdom
East Sussex Financing Limited	Jersey, Channel Is.
Cottenden Financing Unlimited	Jersey, Channel Is.
Morgan Stanley Foreign Complex Trust	Delaware
Morgan Stanley Foreign Complex Trust IX	Delaware
Morgan Stanley Securities ACD Limited	United Kingdom
Morgan Stanley Securities Limited	United Kingdom
Morstan Nominees Limited	United Kingdom
MSDW Equity (UK) Plc	United Kingdom
Morgan Stanley Taiwan Limited	Republic of China
Morgan Stanley UK Limited	United Kingdom
Morgan Stanley Trustee Limited	United Kingdom
OOO Morgan Stanley Bank	Russian Federation
Quilter Holdings Limited	United Kingdom
Quilter & Co. Limited	United Kingdom
CIPM Nominees Limited	Jersey, Channel Is.
Coastal Nominees (International) Limited	United Kingdom
Coastal Nominees Limited	United Kingdom
Commercial Trust Co. Limited	Jersey, Channel Is
Hawkshead Trust Nominees Limited	United Kingdom
Morgan Stanley Quilter (Ireland) Nominees Limited	Ireland

* Minority voting interest is held by a non-affiliate.	Page 10 of 19 Pages

Morgan Stanley

Subsidiaries List

as of November 30, 2006

Entity Name Indentations indicate parent - subsidiary relationships. *Indicate minority voting interest held by non-affiliate.	Jurisdiction of Incorporation or Formation
Morgan Stanley Quilter Nominees Limited	United Kingdom
QGCI Nominees Limited	Jersey, Channel Is.
QGCI Offshore Special Selection Nominee Company Limited	Jersey, Channel Is.
Quilpep Nominees Limited	United Kingdom
Quilter Fund Management Limited	United Kingdom
Quilter Investments Limited	United Kingdom
Quilter International Management Limited	Guernsey, Channel Is.
MS Leasing UK Limited	United Kingdom
Morgan Stanley Finance (C.I.) Limited	Jersey, Channel Is.
MSDW Fixed Income Limited	Jersey, Channel Is.
Willow Capital Limited	Jersey, Channel Is.
Morgan Stanley Investment Management (Australia) Pty Limited	Australia
Morgan Stanley Investments (Mauritius) Limited	India
Morgan Stanley Isar GmbH	Germany
Morgan Stanley Spree GmbH	Germany
Morgan Stanley (Israel) Ltd.	Israel
Morgan Stanley Japan Limited	Cayman Islands
Morgan Stanley Latin America Incorporated	Delaware
Banco Morgan Stanley Dean Witter S.A.	Brazil
Morgan Stanley Dean Witter Administadora de Carteiras S.A.	Brazil
Morgan Stanley Dean Witter Corretora de Títulos e Valores Mobiliários S.A.	Brazil
Morgan Stanley Dean Witter do Brasil Ltda.	Brazil
Morgan Stanley Uruguay Ltda.	Uruguay
MSLA Advisors Incorporated	Delaware
Morgan Stanley Middle East Inc.	Delaware
Morgan Stanley Mortgage Servicing Ltd.	United Kingdom
Morgan Stanley Newport S.a.r.l.	Luxembourg
Morgan Stanley Pacific Services Limited	United Kingdom
Morgan Stanley Private Equity Management Korea, Ltd.	Republic of Korea
Morgan Stanley Real Estate Investment GmbH	Germany
Morgan Stanley SGR (Società di Gestione del Risparmio) SpA	Italy
Morgan Stanley South Africa (Pty) Limited	South Africa
Morgan Stanley, S.V., S. A.	Spain
AB Asesores Bursátiles Cordoba, S.A.	Spain
AB Asesores Ceuta, S.L.	Spain
Morgan Stanley Consulting, S.A.	Spain
Morgan Stanley Gestión Pensiones EGFP, S.A.	Spain
Morgan Stanley Gestión SGIIC, S.A.	Spain
Morgan Stanley Swiss Holdings GmbH	Switzerland
Bank Morgan Stanley AG	Switzerland
Fosbury Investments Cooperatieve U.A.	The Netherlands
Morgan Stanley Trading Beteiligungs-GmbH	Germany
MSAM/Kokusai (Cayman Islands), Inc.	Cayman Islands
MSAM/Kokusai II (Cayman Islands), Inc.	Cayman Islands
MSDW Equity Financing Services (Luxembourg) S.à.r.l.	Luxembourg
MSDW Finance (Netherlands) BV	The Netherlands
MS Italy (Holdings) Inc.	Delaware
MSL Incorporated	Delaware
Morgan Stanley SPV I (Cayman Islands) LLC	Cayman Islands
Farlington Company	Ireland
ITALSEC S.r.l.	Italy
Providence DE LLC	Delaware
Providence Canada Co.	Canada
Providence Cayman Investments Limited	Cayman Islands

* Minority voting interest is held by a non-affiliate.	Page 11 of 19 Pages

Morgan Stanley

Subsidiaries List

as of November 30, 2006

Entity Name Indentations indicate parent - subsidiary relationships. *Indicate minority voting interest held by non-affiliate.	Jurisdiction of Incorporation or Formation
Providence DE Investments Co.	Delaware
PT Morgan Stanley Indonesia	Indonesia
YK Hybrid Capital Second	Japan
Morgan Stanley International Incorporated	Delaware
Morgan Stanley Asia Holdings V Inc.	Delaware
Morgan Stanley (Australia) Holdings Pty Limited	Australia
Morgan Stanley (Australia) Securities Holdings Pty Limited	Australia
Morgan Stanley Dean Witter Australia Securities Limited	Australia
Morgan Stanley Dean Witter Australia Securities (Nominee) Pty Limited	Australia
Morgan Stanley Capital Holdings	United Kingdom
Morgan Stanley Dean Witter Financial Holdings, LLC	Delaware
Morgan Stanley Dean Witter Hong Kong Finance Limited	Hong Kong
Morgan Stanley Dean Witter UK Capital Limited	United Kingdom
Morgan Stanley Dean Witter HK RAV IV, LLC	Delaware
Morgan Stanley International Finance S.A.	Luxembourg
Morgan Stanley Shannon Limited	Cayman Islands
Morgan Stanley Brighton Limited	Cayman Islands
Morgan Stanley Kerry Limited	Cayman Islands
Morgan Stanley Dean Witter Australia Limited	Australia
Morgan Stanley International Insurance Ltd.	Bermuda
MSIIL Captive Insurance, Inc.	Arizona
Morgan Stanley Offshore Investment Company Ltd.	Cayman Islands
Morgan Stanley Select Investment Strategies Ltd.	Cayman Islands
Morgan Stanley SerCo Solutions Pty Limited	Australia
Morgan Stanley SPV II (Cayman Islands) LLC	Cayman Islands
MSDW Investment Holdings Limited	Cayman Islands
Cabot 2 Limited	United Kingdom
MS Cabot Inc.	Delaware
MSDW Investment Holdings (US) Inc.	Delaware
Morgan Stanley UK Trader	United Kingdom
Morgan Stanley Corporate Trader	United Kingdom
Morgan Stanley Financial Trader	United Kingdom
Morgan Stanley Equity Trader	United Kingdom
Morgan Stanley Russet LLP	United Kingdom
MSDW Investment Holdings (UK) Ltd.	United Kingdom
Cabot 1 Limited	United Kingdom
Applied Risc Technologies Limited	United Kingdom
Cornwall Financing UK Limited	Jersey, Channel Is.
Morgan Stanley Cornwall Investments UK Limited	Jersey, Channel Is.
Morgan Stanley Investment Holdings Jersey Limited	Jersey, Channel Is.
Hampshire Trading B.V. *	The Netherlands
Lancashire Trading B.V.	The Netherlands
Norfolk Trading B.V.	The Netherlands
Suffolk Trading B.V. *	The Netherlands
Wiltshire Trading B.V.	The Netherlands
Morgan Stanley Funding Limited	Jersey, Channel Is.
Yorkshire Trading B.V.	The Netherlands
Morgan Stanley Cumbria Investments	United Kingdom
Morgan Stanley Derivative Products (Netherlands) B.V	The Netherlands
Morgan Stanley Equity Finance (Malta) Limited	Malta
Morgan Stanley Durham Investments Limited	United Kingdom
Morgan Stanley Langton Limited	United Kingdom
Morgan Stanley Equity Holdings (Ireland) Limited	Ireland

* Minority voting interest is held by a non-affiliate.	Page 12 of 19 Pages

Morgan Stanley

Subsidiaries List

as of November 30, 2006

Entity Name Indentations indicate parent - subsidiary relationships. * Indicate minority voting interest held by non-affiliate.	Jurisdiction of Incorporation or Formation
Morgan Stanley Derivative Products (Spain) SL	Spain
Morgan Stanley Longcross Limited	United Kingdom
Morgan Stanley Investment Advisors Inc.	Delaware
Morgan Stanley Services Company Inc.	Delaware
Morgan Stanley Investment Management Inc.	Delaware
Morgan Stanley AIP Funding Inc.	Delaware
Morgan Stanley Alternative Investments Inc.	Delaware
Morgan Stanley AIP (Cayman) GP Ltd.	Cayman Islands
Morgan Stanley AIP GP LP	Delaware
Morgan Stanley Alternative Investment Partners LP	Delaware
Morgan Stanley Comprehensive Alternatives Fund I LP	Delaware
Morgan Stanley Distribution, Inc.	Pennsylvania
Morgan Stanley Global Franchise Inc.	Delaware
Morgan Stanley (Jersey) Limited	Jersey, Channel Is.
Morgan Stanley Kristinestad LLC	Delaware
Morgan Stanley Leveraged Equity Fund II, Inc.	Delaware
Morgan Stanley Dean Witter Private Equity Asia Limited	Hong Kong
Morgan Stanley Leveraged Equity Holdings Inc.	Delaware
Morgan Stanley Market Products Inc.	Delaware
Morgan Stanley Milla LLC	Delaware
Morgan Stanley Lineker LLC	Delaware
Morgan Stanley ML Acquisition Inc.	Delaware
Morgan Stanley Mortgage Capital Inc.	New York
Angle Merger Subsidiary	Maryland
Morgan Stanley Dean Witter Asset Capital Inc.	Delaware
MS LIQ-I, Inc.	New York
MSSHG I Ltd.	Cayman Islands
Morgan Stanley Municipal Funding Inc.	Delaware
Morgan Stanley Municipal Management, Inc.	Delaware
Morgan Stanley Overseas Finance Ltd.	Cayman Islands
Morgan Stanley Overseas Services (Jersey) Limited	Jersey, Channel Is.
Morgan Stanley Principal Funding, Inc.	Delaware
Morgan Stanley (Hungary) Financial Services Limited	Hungary
SPV Columbus S.r.L.	Italy
Morgan Stanley Principal Strategies, Inc.	Delaware
Morgan Stanley Private Equity Asia, Inc.	Delaware
Morgan Stanley Procurement Inc.	Delaware
Morgan Stanley Real Estate Advisor, Inc.	Delaware
MSREA Holdings, Inc.	Delaware
MSREA Holdings, LLC	Delaware
MSREA LL Holdings, LLC	Delaware
Morgan Stanley Real Estate F Funding, Inc.	Delaware
Morgan Stanley Real Estate F Funding Partner, Inc.	Delaware
Morgan Stanley Real Estate Investment Management Inc.	Delaware
Morgan Stanley Real Estate Fund, Inc.	Delaware
MSREF I, L.L.C.	Delaware
MSREF I-CO, L.L.C.	Delaware
Morgan Stanley Real Estate Investment Management II, Inc.	Delaware
MSREF II-CO, L.L.C.	Delaware
Morgan Stanley Realty Incorporated	Delaware
BH-MS Realty Inc.	Delaware
BH-MS Leasing Inc.	Delaware
BH-Sartell Inc.	Delaware

* Minority voting interest is held by a non-affiliate.	Page 13 of 19 Pages

Morgan Stanley

Subsidiaries List

as of November 30, 2006

Entity Name Indentations indicate parent - subsidiary relationships. * Indicate minority voting interest held by non-affiliate.	Jurisdiction of Incorporation or Formation
Brooks Harvey & Co., Inc.	Delaware
Dean Witter Global Realty Inc.	Delaware
Japan Realty Finance Company	Cayman Islands
Japan Realty Finance Company II	Cayman Islands
Morgan Stanley Properties, Inc.	Delaware
Morgan Stanley Properties Corso Venezia S.r.l.	Italy
Morgan Stanley Properties France SAS	France
Morgan Stanley Properties Germany GmbH	Germany
Morgan Stanley Properties Hong Kong Limited	Hong Kong
Morgan Stanley Properties Korea Limited	Republic of Korea
MSK Management II, Ltd. *	Republic of Korea
Morgan Stanley Properties (Mauritius) India	Mauritius
Morgan Stanley Properties India Real Estate Management Private Limited	India
Morgan Stanley Properties (UK) Limited	United Kingdom
MSP China Holdings Limited	Cayman Islands
Morgan Stanley Properties Advisory Corp. Limited	Cayman Islands
Beijing Kaili Asset Servicing Co., Ltd. *	People’s Rep. of China
Morgan Stanley Properties (China) Co. Ltd. Legal name is	People’s Rep. of China
MSDI Investment Services *	People’s Rep. of China
Morgan Stanley Properties Japan, K.K.	Japan
K.K. MST Investment Management *	Japan
K.K. Panorama Hospitality	Japan
Lombard Servicing Inc.	Japan
Morgan Stanley Realty of California Inc.	California
Morgan Stanley Realty of Illinois Inc.	Delaware
Tokyo Realty Investment Company	Cayman Islands
Tokyo Realty Investment Company II	Cayman Islands
Morgan Stanley Risk Services LLC	Cayman Islands
Morgan Stanley SECAP Funding, LLC	Delaware
Morgan Stanley Securities, Inc.	Delaware
MS Equity Products (Luxembourg) S.à.r.l	Luxembourg
Morgan Stanley Securitization Funding Inc.	Delaware
Morgan Stanley Senior Funding, Inc.	Delaware
Morgan Stanley European Event Driven Finance, Inc.	Delaware
Morgan Stanley European Funding, Inc.	Delaware
Morgan Stanley European Leveraged Products Inc.	Delaware
Morgan Stanley European Transaction Finance, Inc.	Delaware
Morgan Stanley MSSF LLC	Delaware
Morgan Stanley Senior Funding (Capital), Inc.	Delaware
Morgan Stanley Senior Funding (Nova Scotia) Co.	Canada
Tenedora Dalia, S. de R.L. de C.V.	Mexico
Morgan Stanley Services Inc.	Delaware
Morgan Stanley Special Situations Group Inc.	Delaware
Morgan Stanley Structured Products (Cayman) I Limited	Cayman Islands
Morgan Stanley Technical Services Inc.	Delaware
Morgan Stanley Technical Services MB/VC Inc.	Delaware
Morgan Stanley Tower, LLC	Delaware
MS Financing Inc.	Delaware
G.H.Y. Capital II B.V.	The Netherlands
Morgan Stanley 750 Building Corp.	Delaware
G.H.Y. Capital B.V.	The Netherlands
Morgan Stanley CS Aviation Holdings, LLC	Delaware

* Minority voting interest is held by a non-affiliate.	Page 14 of 19 Pages

Morgan Stanley

Subsidiaries List

as of November 30, 2006

Entity Name Indentations indicate parent - subsidiary relationships. * Indicate minority voting interest held by non-affiliate.	Jurisdiction of Incorporation or Formation
Morgan Stanley Delta LLC	Delaware
Morgan Stanley Tokyo Properties Y.K.	Japan
MSDW LTCP, L.L.C.	Delaware
MS Harrison LLC	Delaware
Morgan Stanley Trust	Federal Charter
Morgan Stanley Trust National Association	Federal Charter
Morgan Stanley Venture Capital II, Inc.	Delaware
Morgan Stanley Venture Capital III, Inc.	Delaware
Morgan Stanley Venture Capital Inc.	Delaware
Morgan Stanley Wind LLC	Delaware
Morstan Development Company, Inc.	Delaware
Moranta, Inc.	Georgia
Porstan Development Company, Inc.	Oregon
MS 10020, Inc.	Delaware
MS Capital Holdings Inc.	Delaware
MS Debt Opportunities Corp.	Delaware
MS Holdings Incorporated	Delaware
ARS BCO GP Inc.	Delaware
ARS FIHF GP Inc.	Delaware
ARS GMEMN GP Inc.	Delaware
ARS JEMN GP Inc.	Delaware
ARS NAHV GP Inc.	Delaware
ARS US SMC GP Inc.	Delaware
Morgan Stanley ARS Funding Inc.	Delaware
Morgan Stanley Global Macro Fund GP LLC	Delaware
Morgan Stanley Hedge Fund Partners Cayman Ltd	Cayman Islands
Morgan Stanley Hedge Fund Partners GP LP	Delaware
Morgan Stanley HFP Investment Inc.	Delaware
Morgan Stanley Hedge Fund Partners LP	Delaware
Morgan Stanley IMDCP Funding, LLC	Delaware
Morgan Stanley Infrastructure Partners Inc.	Delaware
Morgan Stanley Real Estate Securities Global Best Ideas GP Inc.	Delaware
Morgan Stanley Thematic Strategy GP Inc.	Delaware
MS Alternatives Funding, Inc.	Delaware
MS Alternatives Funding Partner, Inc.	Delaware
MS ARS Holding A Inc.	Delaware
MS ARS Holding B Inc.	Delaware
MSGFI Management Inc.	Delaware
Private Investment Partners Inc.	Delaware
Private Investment Partners GP Inc.	Delaware
MS Kasko LLC	Delaware
North European Funding LLC	Delaware
MS Lion LLC	Delaware
Morgan Stanley Beta Investments Limited	United Kingdom
Morgan Stanley Cooper Limited	United Kingdom
Morgan Stanley Gamma Investments	United Kingdom
Morgan Stanley Gerrards Limited	United Kingdom
Morgan Stanley Plover Limited	United Kingdom
Fyled Energy Limited	United Kingdom
Fyled Limited Partnership	United Kingdom
Morgan Stanley Sandpiper Limited	United Kingdom
Sand Lake Limited Partnership	United Kingdom
Sandmartin Limited Partnership	United Kingdom
Morgan Stanley Starling Limited	United Kingdom

* Minority voting interest is held by a non-affiliate.	Page 15 of 19 Pages

Morgan Stanley

Subsidiaries List

as of November 30, 2006

Entity Name Indentations indicate parent - subsidiary relationships. * Indicate minority voting interest held by non-affiliate.	Jurisdiction of Incorporation or Formation
Godwit Limited Partnership	United Kingdom
Morgan Stanley Swallow Limited	United Kingdom
MS Leopard Inc.	Delaware
MS Lynx Ltd.	Cayman Islands
Puma JV LLC	Delaware
MS Tiger Ltd.	Cayman Islands
Oncilla LLC*	Delaware
MS Low Income Housing Corporation	Delaware
Conchito I LLC	Delaware
Mombacho I LLC	Delaware
MS Guaranteed Tax Credit Fund XVI, LLC	Delaware
Morgan Stanley Georgia Tax Credit Fund III, LLC	Delaware
MS CTH MHP II LLC	Delaware
MS CTH SLP Operating LLC	Delaware
MS CTH Special General Partner II LLC	Delaware
MS LIHTC FCG LLC	Delaware
MS LIHTC FCG Fund I LLC	Delaware
Paquia LLC	Delaware
Pietra I LLC	Delaware
Pietra II LLC	Delaware
Pinol II LLC	Delaware
Pinol III LLC	Delaware
Trova I LLC	Delaware
Trova II LLC	Delaware
Trova III LLC	Delaware
Trova IV LLC	Delaware
Viento LLC	Delaware
Viento II LLC	Delaware
Viento III LLC	Delaware
Viento IV LLC	Delaware
Viento V LLC	Delaware
Viento VI LLC	Delaware
Viento VII LLC	Delaware
Viento VIII LLC	Delaware
Viento IX LLC	Delaware
Viento X LLC	Delaware
Viento XI LLC	Delaware
Viento XII LLC	Delaware
Viento XIII LLC	Delaware
Viento XIV LLC	Delaware
MS Low Income Housing II Corporation	Delaware
MS LIHTC FCG INT LLC	Delaware
Vikuna LLC	Delaware
MS Real Estate Funding, Inc.	Delaware
MS Real Estate Funding Partner, Inc.	Delaware
MS Real Estate Mezzanine Advisor, Inc.	Delaware
MS Revel EFS LLC	Delaware
D&A Limited	Cayman Islands
D&E Limited	Cayman Islands
D&S Limited	Cayman Islands
D&Z Limited	Cayman Islands
MS Solar I LLC	Delaware
MS Structured Asset Corp.	Delaware
MS Synfuels, Inc.	Delaware

* Minority voting interest is held by a non-affiliate.	Page 16 of 19 Pages

Morgan Stanley

Subsidiaries List

as of November 30, 2006

Entity Name Indentations indicate parent - subsidiary relationships. * Indicate minority voting interest held by non-affiliate.	Jurisdiction of Incorporation or Formation
MS Rosebank LLC	Delaware
MS Douglasdale Limited	Cayman Islands
MS Melville LLC	Delaware
MS Dainfern LLC*	Delaware
MS Greenside LLC	Delaware
MS Houghton LLC	Delaware
Sandhurst Partnership *	Delaware
MS Sandhurst FX LLC	Delaware
MS Technology Holdings, Inc.	Delaware
MSAM Holdings II, Inc.	Delaware
Van Kampen Investments Inc.	Delaware
Van Kampen Advisors Inc.	Delaware
Van Kampen Asset Management	Delaware
Van Kampen Exchange Corp.	California
Van Kampen Funds Inc.	Delaware
Van Kampen Investor Services Inc.	Delaware
MSBF Inc.	Delaware
MSCP III Holdings, Inc.	Delaware
Morgan Stanley Proprietary Trading Co. (Cayman) Limited	Cayman Islands
MSD Community Development Corporation	Delaware
MSDW Capital Partners IV, Inc.	Delaware
MSDW Capital Trust I	Delaware
MSDW Carnoustie LLC	Delaware
Morgan StanleyBembridge Inc.	Delaware
MSDW Gleneagles Limited	Cayman Islands
Marchmont Capital, Inc. *	Delaware
MSDW CPIV Holdings, Inc.	Delaware
MSDW Credit Products Inc.	Delaware
Morgan Stanley Credit Products Ltd.	Cayman Islands
MSDW EFS Holdings Inc.	Delaware
MSDW Emerging Equity, Inc.	Delaware
MSDW Fixed Income Ventures Inc.	Delaware
Morgan Stanley BrokerTec Holdings Inc.	Delaware
Morgan Stanley Principal Investments, Inc.	Delaware
Morgan Stanley Strategic Investments Inc.	Delaware
Eaux Vives Water Bottling Corp.	Delaware
Morgan Stanley Bahamas Investments LLC	Delaware
MSDW International Employee Services LLC	Delaware
MSDW Nederland B.V.	The Netherlands
MSDW Oak, LLC	Delaware
Maple JV, LLC	Delaware
Sycamore II, Inc.	Delaware
Elder, LLC	Delaware
Maple Finance, Inc.	Delaware
MSDW Birch (Cayman) Limited	Cayman Islands
MSDW Offshore Equity Services Inc.	Delaware
Fundlogic Holdings Inc.	Delaware
Fundlogic SAS	France
Morgan Stanley Eemian Limted	Cayman Islands
Morgan Stanley Aral Limited	Cayman Islands
Morgan Stanley Deshka LLC	Cayman Islands
Morgan Stanley Karluc LLC	Cayman Islands
Morgan Stanley Equity Financing Services Ireland Limited	Ireland
Morgan Stanley Hedging Co. Ltd.	Cayman Islands

* Minority voting interest is held by a non-affiliate.	Page 17 of 19 Pages

Morgan Stanley

Subsidiaries List

as of November 30, 2006

Entity Name Indentations indicate parent - subsidiary relationships. *Indicate minority voting interest held by non-affiliate	Jurisdiction of Incorporation or Formation
Morgan Stanley Luxembourg Equity Holdings S.a.r.l.	Luxembourg
MSDW Equity Finance Services I (Cayman) Ltd.	Cayman Islands
MSDW Equity Investments Limited	Cayman Islands
MSDW Offshore Equity Services (Korea) Inc.	Delaware
MSDW OIP Investors, Inc.	Delaware
MSDW PE/VC Holdings, Inc.	Delaware
MSDW-Pioneer GP, Inc.	Delaware
MSDW-Pioneer LP, Inc.	Delaware
MSDW Private Equity, Inc.	Delaware
MSDW Real Estate Special Situations II, Inc.	Delaware
MSDW Real Estate Special Situations II-A Dutch Manager, B.V.	The Netherlands
MSDW Real Estate Special Situations II-B Dutch Manager, B.V.	The Netherlands
MSDW Real Estate Special Situations II-C Dutch Manager, B.V.	The Netherlands
MSDW Strategic Ventures Inc.	Delaware
MSDW Synfuels II, Inc.	Delaware
MSDW Synfuels III, Inc.	Delaware
MSDW Venture Partners IV, Inc.	Delaware
MSDW VP IV Holdings, Inc.	Delaware
MSEOF, Inc.	Delaware
MSEOF Management LLC	Delaware
MSEOF Manager SARL	Luxembourg
MSGEM Holdings, Inc.	Delaware
MSIT Holdings, Inc.	Delaware
SL Partners MD Side Fund, LLC	Delaware
MSPEA Holdings, Inc.	Delaware
MSREA Guaranty, Inc.	Delaware
MSREF II, Inc.	Delaware
MSREF II, L.L.C.	Delaware
MSREF III, Inc.	Delaware
MSREF IV, Inc.	Delaware
MSREF IV, L.L.C.	Delaware
MSREF V Funding, Inc.	Delaware
MSREF V Funding Partner, Inc.	Delaware
MSREF V, Inc.	Delaware
MSREF V, L.L.C.	Delaware
MSREF Real Estate Advisor, Inc.	Delaware
MSREF VI, Inc.	Delaware
MSREF VI, L.L.C.	Delaware
MSRESS III, Inc.	Delaware
MSRESS III Manager, L.L.C.	Delaware
MSUH Holdings I, Inc.	Delaware
MSUH Holdings II, Inc.	Delaware
MS SP Urban Horizons, Inc.	Delaware
MS Urban Horizons, Inc.	Delaware
MSVP 2002 Holdings, Inc.	Delaware
MSVP 2002, Inc.	Delaware
MSVP 2002 Fund, LLC	Delaware
MSYS Holdings Inc.	Delaware
Musum I LLC	Delaware
Papi LLC	Delaware
Pettingell LLC	Delaware
PG Holdings, Inc.	Delaware
PG Holdings III, Inc.	Delaware
PG Investors II, Inc.	Delaware

* Minority voting interest is held by a non-affiliate.	Page 18 of 19 Pages

Morgan Stanley

Subsidiaries List

as of November 30, 2006

Entity Name Indentations indicate parent - subsidiary relationships. * Indicate minority voting interest held by non-affiliate.	Jurisdiction of Incorporation or Formation
PG Investors III, Inc.	Delaware
PG Investors IV, Inc.	Delaware
Pierpont Power, Inc.	New York
Pinol I LLC	Delaware
Providence DE Funding Co.	Delaware
Providence DE Investments LLC	Delaware
Providence International Limited	Cayman Islands
Providence Valley Limited	Cayman Islands
Providence DE Holdings Co.	Delaware
Providence Cayman Holdings Limited	Cayman Islands
Reynolds Securities Inc.	Delaware
Shuksan LLC	Delaware
Elderslie Holdings Limited	Delaware
Elderslie Limited	Cayman Islands
Esporta Holdings Limited	Cayman Islands
Esporta Limited	Cayman Islands
Littlehill Limited	Cayman Islands
Morgan Stanley Eder S.a.r.l.	Luxembourg
Serratus LLC	Delaware
Strategic Investments I, Inc.	Delaware
Stratgic Investments II, Inc.	Delaware
VK Capital Inc.	Delaware
Ventura Holdings Inc.	Delaware
MS PA Gaming Holdings , Inc.	Delaware
Ventura Holdings NJ, Inc.	Delaware
MS Gaming Opportunities LLC	Delaware
Ventura AC LLC	New Jersey
Zephyr (Cayman) Limited	Cayman Islands

* Minority voting interest is held by a non-affiliate.	Page 19 of 19 Pages